UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2014 (January 17, 2014)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective January 17, 2014, the Board of Directors of Alcoa Inc. (“Alcoa”), upon recommendation of its Governance and Nominating Committee, increased the size of the Board of Directors from 11 to 12 directors and appointed Carol L. Roberts as a director of Alcoa. Ms. Roberts was appointed to the class of directors whose terms expire at the annual meeting of shareholders in 2016. She was named to the Audit Committee of the Board of Directors.

Ms. Roberts will receive compensation for her service on the Board consistent with that received by Alcoa’s other non-employee directors as described on pages 19-20 of Alcoa’s definitive proxy statement, filed with the Securities and Exchange Commission on March 14, 2013. In addition, Alcoa will enter into an indemnity agreement with Ms. Roberts in the form approved in principle by Alcoa shareholders and which Alcoa has entered into with each of its directors to supplement the indemnification coverage provided by Alcoa’s Articles of Incorporation and By-Laws and the Pennsylvania Business Corporation Law. (See Form of Indemnity Agreement between Alcoa and individual directors or officers, incorporated by reference to exhibit 10(j) to Alcoa’s Annual Report on Form 10-K (Commission file number 1-3610) for the year ended December 31, 1987.)

A copy of Alcoa’s press release announcing the appointment of Ms. Roberts is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On January 17, 2014 and effective as of that date, the Board of Directors of Alcoa approved amendments to Alcoa’s By-Laws under Article III, Section 1 to increase the size of the Board of Directors from 11 to 12 directors.

The foregoing summary of the amendments to Alcoa’s By-Laws is qualified in its entirety by reference to the full text of the amended By-Laws attached hereto as Exhibit 3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this report:

3	By-Laws of Alcoa Inc., as amended effective January 17, 2014

99	Alcoa Inc. press release dated January 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ MAX W. LAUN
Name:	Max W. Laun
Title:	Vice President and General Counsel

Date: January 23, 2014

EXHIBIT INDEX

Exhibit No.	Description

3	By-Laws of Alcoa Inc., as amended effective January 17, 2014

99	Alcoa Inc. press release dated January 23, 2014.

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